                                                                    EXHIBIT 10.5

                                  AMENDMENT 1

                                    TO THE

                            DRESSER INDUSTRIES, INC.
                     CONSOLIDATED SALARIED RETIREMENT PLAN
                     AMENDED AND RESTATED AS OF MAY 1, 1989


1. Effective May 1, 1992, the title to Article XII of the Plan shall be changed to read "ARTICLE XII - JOINT VENTURES, SALES, AND SPIN-OFFS."

2. Effective May 1, 1992, a new Section 12.13 shall be added to read as follows:

     SECTION 12.13 SPIN-OFF INTO THE DRESSER INDUSTRIES, INC. RETIREMENT INCOME PLAN FOR INDUSTRIAL OPERATIONS

   As of May 1, 1992, this Plan shall be divided into two plans. The first plan shall be a continuation of this Plan the "Dresser Industries, Inc. Consolidated Salaried Retirement Plan," referred to hereafter in this Section
   12.13 as the "First Dresser Plan." The second plan shall be the "Dresser Industries, Inc. Retirement Income Plan for Industrial Operations," referred to hereafter in this Section 12.13 as the "Second Dresser Plan." Dresser Industries, Inc. shall assume the sponsorship of the Second Dresser Plan and shall continue the sponsorship of the First Dresser Plan.

   Subject to the provisions of Section 10.08, the liabilities and Trust assets of the Plan between the First Dresser Plan and the Second Dresser Plan. The liabilities allocated to the Second Dresser Plan shall be for the benefits accrued under the Plan as of April 30, 1992, for Participants (active and inactive) who will be assigned to the Industrial Operations of the Company. All other Plan liabilities shall remain the obligation of this First Dresser Plan.

   Employees of the following list of Participant groups will be assigned to the Second Dresser Plan:

      1. Industrial Tool Division
      2. Harbison-Walker Refractories
      3. Jeffrey Division
      4. Marion Division
      5. Komatsu Dresser Company
      6. Dresser Finance Corporation

   7.Certain Dresser Corporate Headquarters Employees designated by the Company in writing to the Committee

   Trust assets shall be allocated proportionately between the Second Dresser Plan and the First Dresser Plan based on the amount that the Actuary determines to be the present value on a Plan termination basis of benefits accrued for the Participants (active and inactive) in the Participant groups listed above and all other Participants. To the extent that Trust assets exceed the value of benefits accrued, such excess shall also be allocated proportionately. The Actuary's allocation of Trust assets shall be subject to the provisions of Section 10.08.

   The division of the Plan into two plans shall not cause any Participant to incur a Severance from Service Date. Benefits shall not commence or be payable under either plan until there is a Severance from Service Date from the First Dresser Plan for the respective Dresser Industries, Inc. Employees or until there is a Severance from Service Date under section 1.46 of the Second Dresser Plan for respective employees covered under that plan.

                                AMENDMENT NO. 2
                        TO THE DRESSER INDUSTRIES, INC.
                     CONSOLIDATED SALARIED RETIREMENT PLAN
                AS AMENDED BY RESTATEMENT EFFECTIVE MAY 1, 1989


1. Effective July 31, 1993, a new Section 11.16 is added, to read as follows:

   "SECTION 11.16 HOURLY EMPLOYEES OF WAYNE DIVISION, AUSTIN, TEXAS. Effective July 31, 1993, the Dresser Industries, Inc. Pension Plan for Hourly Employees of Wayne Division, Austin, Texas ("The Wayne Plan"), shall be merged into this Plan and shall be treated as if it were a Predecessor Plan. Subject to the provisions of this Section 11.16, pension benefits for employee participants of The Wayne Plan who have not incurred a severance from service date (as defined in section 1.37 of that plan) as of May 1, 1993, shall become Participants of this Plan. Also effective on July 31, 1993, this Plan shall assume the obligations for benefits for inactive participants (retirees, surviving spouses, beneficiaries, other annuitants, transferred participants, and vested terminated participants) of The Wayne Plan.

   As of July 31, 1993, the trust assets of The Wayne Plan shall be transferred to the Trust Fund for this Plan. From that time forward, The Wayne Plan trust assets shall be amalgamated into the Trust Fund and shall no longer be separately identifiable as for the exclusive benefit of the participants in The Wayne Plan; but, of course, shall, subject to the provisions of Article VIII of this Plan, be used for the exclusive benefit of all Participants under this Plan, including former participants in The Wayne Plan.

   The pension benefits for active participants of The Wayne Plan on May 1, 1993, shall be determined under the formula stated in paragraph (a) of
   Section 4.01 of this Plan. Credited Service used in the calculation of such benefits shall be the number of years of benefit accrual service to July 31, 1993, under section 3.03 of The Wayne Plan (not including service before June 1, 1975, as stated in that plan), plus years of Credited Service accrued under this Plan after July 31, 1993. Aggregate years of Credited Service shall not exceed 35 years.

   In addition to pension benefits accrued and accruing under this Plan prior to this merger of The Wayne Plan into this Plan, the pension benefits for participants in

   The Wayne Plan who transferred to salaried status and who are active Participants under this Plan as of July 31, 1993, shall be calculated by including, subject to the 35-year maximum on Credited Service, benefit accrual service as of the date of transfer as Credited Service under this Plan and using Final Average Monthly Earnings and Covered Compensation as of the Severance from Service Date. All pension benefits for such Participants for Credited Service before transfer to salaried status shall be calculated under the formula stated in paragraph (a) of Section 4.01.

   Active participants of The Wayne Plan described in the third paragraph of this Section 11.16, and transferred participants described in the immediately preceding paragraph shall have a minimum Accrued Benefit under Section 4.01 of this Plan equal to the normal retirement benefit under section 1.24 of The Wayne Plan based on the benefit accrued as of July 31, 1993. That is a monthly amount of the dollar multiplier in effect at the date of transfer for transferred participants or $15.00 for active participants times benefit accrual service under The Wayne Plan as of July 31, 1993. If a Participant is eligible for and elects Immediate Early Retirement under Section 4.02, this minimum benefit shall be the Actuarial Equivalent of the benefit payable at Normal Retirement Age.

   With regard to this minimum benefit, provided such benefit is less than $10 per month, the first $1,750 of any lump sum settlement of the benefit in accordance with Section 10.04 shall be based on Actuarial Equivalent factors. Also, in the event of settlement of any benefit upon Plan termination, the first $1,750 of a lump sum settlement of the benefit in accordance with
   Section 10.04 shall be based on Actuarial Equivalent factors.

2. Effective October 7, 1992, a new Section 12.14 is added, to read as follows:

   "SECTION 12.14 INGERSOLL-DRESSER PUMP COMPANY. Following are provisions describing the benefits payable from the Plan for Participants who were Employees of the Company as of October 7, 1992, who become employees of Ingersoll-Dresser Pump Company ("the Pump JV") on October 8, 1992, or thereafter, pursuant to the Employee Relations Agreement Between Dresser Industries, Inc. and Ingersoll-Rand Company and Ingersoll-Dresser Pump Company ("the Agreement") effective as of October 1, 1992.

   Each formerly active Plan Participant shall be considered an inactive Plan Participant and the benefit amount payable from the Plan shall be computed according to the provisions of the appropriate section of Article IV of this Plan as in effect on October 7, 1992, in the case of a Plan Participant who transfers employment directly from the Company to the Pump JV on October 8, 1992, considering the date of transfer as the Severance from Service Date for purposes of computing Credited Service and Final Average Monthly Earnings. For any Plan Participant who transfers employment directly from the Company to the Pump JV after October 8, 1992, the date of such transfer shall be considered the Severance from Service Date for purposes of computing Credited Service and Final Average Monthly Earnings in Article IV. Provided, further, that each such former Employee's service with the Pump JV commencing on such Employee's first day of employment with the Pump JV shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for Plan participation, eligibility for retirement benefits, and eligibility for appropriate early retirement reduction factors), and no inactive Plan Participant shall be eligible to commence benefits under this Plan until such inactive Plan Participant terminates employment with the Pump JV, or any successor thereof.

   For those transferred Plan Participants who transferred on October 8, 1992, and who as of that date (1) have combined age and Vesting Service equal to 65 or more, (2) have reached or passed their 50th birthday, and (3) have at least ten years of Vesting Service, shall have an additional Grandfather Benefit as defined below:

   The Grandfather Benefit is the excess, if any, of (X) over the sum of (Y) plus (Z), where all benefits are expressed in a life only annuity form and where:

          (X) is the benefit calculated under the applicable, respective formulas of this Plan counting service and compensation with the Pump JV after transfer to the Pump JV along with service and compensation with the Company prior to transfer to the Pump JV in the determination of Credited Service and Final Average Monthly Earnings,

          (Y) is the benefit described in the second paragraph of this Section 12.14, and

          (Z) is the sum of the benefits listed in (i), (ii), and (iii) below as of the date the Participant terminates employment from the Pump JV:

                (i) The benefits payable from the Pump JV tax qualified defined benefit plan(s).

                    If such benefits cannot commence at the same time as benefits commence under this Plan but are to be paid in a monthly form at a future date, then benefits will not be reduced under this (i) until the Participant attains Age 65.

                    If such benefits cannot commence in a monthly form of payment at the same time as benefits commence under this Plan and such benefits are received in a single sum payment, then benefits under this (i) shall be the Actuarial Equivalent of such single sum payment as if paid in a life only form commencing at the same time benefits from this Plan commence.

               (ii) The actuarial equivalent of the amount payable from the
                    Ingersoll-Dresser Pump Company Retirement Account Plan. For purposes of this subparagraph, the "actuarial equivalent" shall be based on the mortality table specified in Section
                    1.02 and the New PBGC Rate specified in Section 10.04, and

              (iii) The actuarial equivalent of the company match amount payable from the Ingersoll-Dresser Pump Company Savings and Investment Plan. For purposes of this subparagraph, the "actuarial equivalent" shall be based on the mortality table specified in Section 1.02 and the New PBGC Rate specified in
                    Section 10.04.

        If benefits from this Plan are payable in other than the life only form, the above adjustments in the life only form shall be made before converting benefits from this Plan into such other form in accordance with Article V of this Plan.

        The Grandfather Benefit shall be vested in the manner prescribed in
        Section 4.05 for all other benefits payable from this Plan."

                             AMENDMENT NO. 3 TO THE
                     DRESSER INDUSTRIES, INC. CONSOLIDATED
                            SALARIED RETIREMENT PLAN


1.  A new Section 4.12 is added, effective October 1, 1993, to read as follows:

    "SECTION 4.12 SPECIAL VOLUNTARY TERMINATION BENEFITS. A supplemental pension benefit shall be payable according to the provisions of the Eligibility, Amount, Form of Benefit, Timing of Payment, and Special Provisions for Calculating a Lump-Sum Cash Out sub-sections of this Section
    4.12 of the Plan.

    (a) Eligibility: The supplemental pension benefit shall be payable to each Participant in the Plan who is employed at the downtown Dallas headquarters or at the Richardson Computer Center who voluntarily terminates employment on October 16, 1993. Any such Participant must have at least five years of Vesting Service as of October 16, 1993.
         The Surviving Spouse of an eligible Participant (1) who has not notified the Company in writing to voluntarily terminate on October 16, 1993, but dies prior to October 1, 1993, or (2) who has notified the Company in writing of his intent to so voluntarily terminate on October 16, 1993, but who dies prior to that date, shall have the Spouse's Death Benefit otherwise payable under Sections 4.06 or 4.07 of the Plan determined in a manner consistent with the addition of age and service had the Participant survived to October 16, 1993, as provided in the following subsections of this Section 4.12.

    (b) Amount: The amount of the supplemental pension benefit shall be calculated by first applying the provisions of Section 4.01(a), (b), and (c) of the plan and granting three more years of Credited Service than would otherwise be used under Section 4.01(a). Notwithstanding the preceding sentence, the maximum number of years of Credited Service stated in Section 4.01 shall continue to be applicable. In then applying the provisions of Section 4.02, 4.03, or 4.05, as the case may be, the early retirement factors shall be at an age three years older than would otherwise be used. The resulting amount of benefit shall then be reduced by (1) the benefit that would otherwise be payable from this Plan in the absence of this

         Section 4.12 and (2) the benefit that an insurance company became obligated to pay (modified appropriately for retirement before Normal Retirement Age) as provided in Section 4.01(d) of this Plan. In the determination of the supplemental pension benefit, the Final Average Monthly Earnings shall be determined as of October 16, 1993. The result of the calculations of this subsection (b) shall be the supplemental pension benefit in the Life-Only benefit form.

    (c) Form of Benefit: Except in the case of a Participant who elects a Lump-Sum Cash Out option, the supplemental pension benefit shall commence and continue to be paid for the same period of time and in the same manner and form as the Normal Retirement benefit, Immediate Early Retirement benefit, Deferred Early Retirement benefit, or deferred vested benefit, whichever is applicable with regard to a particular Participant, and shall be paid together with other benefits under this Plan. Notwithstanding the preceding sentence, the supplemental pension benefit shall commence, if applicable, according to the next subsection of this Section 4.12.

    (d) Timing of Payment: In addition to providing three additional years of service and three additional years of age for the purpose of benefit calculation, three additional years of age and Vesting Service for the purpose of eligibility for payment of benefits are granted. Thus, the references to "Age 55" in Sections 4.02, 4.05, 4.06 and 4.07 shall be changed to "Age 52" for Participants meeting the eligibility requirements stated above and electing to voluntarily terminate employment on October 16, 1993; any benefit that would otherwise be payable only at age 65 shall be payable at any time between age 62 and age 65, as the Participant shall elect. Similarly, in Sections 4.02 and 4.07, the references to "Age 65" shall be changed to "Age 62" and the references to "ten or more years of Vesting Service" shall be changed to "seven or more years of Vesting Service" for such Participants.

    (e) Special Provisions for Calculating a Lump-Sum Cash Out: For purposes of calculating a lump-sum benefit in accordance with Section 10.04 of this Plan, there shall be no adjustment in the Participant's age in finding the actuarial equivalent present value factor. However, in the calculation of the lump-sum cash out amount for a

         Participant who is eligible for deferred vested benefits under Section
         4.05 of this Plan, the factor for a benefit deferred to age 62 shall be used instead of a factor for a benefit deferred to age 65. In addition, three additional years of Interest of the Participant's contributions to the Prior Plan, at the annual rate of 5%, shall be payable as part of the lump-sum cash out.

         For a Participant who becomes eligible for an immediate early retirement benefit under Section 4.02, who would not otherwise be eligible for an immediate early retirement benefit under that Section were it not for this Section 4.12, the lump-sum cash out shall be calculated as follows: The Actuarial Equivalent of the Accrued Benefit under the Plan that is eligible for payment as a lump sum before application of this Section 4.12 shall be subtracted from the immediate annuity benefit under the Life-Only Option that could be paid as a lump sum after the application of this Section 4.12. The lump-sum value of this difference, calculated in accordance with the rules of Section
         10.04 shall then be added to the lump-sum cash out benefit that would otherwise be payable from the Plan before the application of this
         Section 4.12. The resulting amount shall then be the amount payable under the Lump-Sum Cash Out option of this Plan."

2. Section 12.14 is amended entirely, effective July 31, 1993, to read as follows:

    "SECTION 12.14 INGERSOLL-DRESSER PUMP COMPANY. Following are provisions describing the benefits payable from the Plan for Participants who were Employees of the Company as of October 7, 1992, who become employees of Ingersoll-Dresser Pump Company ("the Pump JV") on October 8, 1992, or thereafter, pursuant to the Employee Relations Agreement Between Dresser Industries, Inc. and Ingersoll-Rand Company and Ingersoll-Dresser Pump Company ("the Agreement") effective as of October 1, 1992.

    Each formerly active Plan Participant shall be considered an inactive Plan Participant and the benefit amount payable from the Plan shall be computed according to the provisions of the appropriate section of Article IV of this Plan as in effect on October 7, 1992, in the case of a Plan Participant who transfers employment directly from the Company to the Pump JV on October 8, 1992, considering the date of transfer as the Severance from Service Date for purposes of computing Credited Service and Final Average Monthly Earnings. Provided, however, that any Bonuses paid by the Pump JV and the Company to any such Plan Participant between October 8, 1992, and December 31, 1992, shall be considered as having been paid on October 7, 1992, for purposes of determining Final Average Monthly Earnings under this Plan. For any Plan Participant who transfers employment directly from the Company to the Pump JV after October 8, 1992, the date of such transfer shall be considered the Severance from Service Date for purposes of computing Credited Service and Final Average Monthly Earnings in Article IV. Provided, further, that each such former Employee's service with the Pump JV commencing on such Employee's first day of employment with the Pump JV shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for Plan participation, eligibility for retirement benefits, and eligibility for appropriate early retirement reduction factors), and no inactive Plan Participant shall be eligible to commence benefits under this Plan until such inactive Plan Participant terminates employment with the Pump JV, or any successor thereof.

    For those transferred Plan Participants who transferred on October 8, 1992, and who as of that date (1) have combined age and Vesting Service equal to 65 or more, (2) have reached or passed their 50th birthday, and (3) have at least ten years of Vesting Service, shall have an additional Grandfather Benefit as defined below:

    The Grandfather Benefit is the excess, if any, of (X) over the sum of (Y) plus (Z), where all benefits are expressed in a life only annuity form and where:

          (X) is the benefit calculated under the applicable, respective formulas of this Plan counting service and compensation with the Pump JV after transfer to the Pump JV along with service and compensation with the Company prior to transfer to the Pump JV in the determination of Credited Service and Final Average Monthly Earnings,

          (Y) is the benefit described in the second paragraph of this Section 12.14, and

          (Z) is the sum of the benefits listed in (i), (ii), and (iii) below as of the date the Participant terminates employment from the Pump JV:

             (i) The benefits payable from the Pump JV tax qualified defined benefit plan(s).

                    If such benefits cannot commence at the same time as benefits commence under this Plan but are to be paid in a monthly form at a future date, then benefits will not be reduced under this (i) until the Participant attains Age 65.

                    If such benefits cannot commence in a monthly form of payment at the same time as benefits commence under this Plan and such benefits are received in a single sum payment, then benefits under this (i) shall be the Actuarial Equivalent of such single sum payment as if paid in a life only form commencing at the same time benefits from this Plan commence.

            (ii) The actuarial equivalent of the amount payable from the Ingersoll-Dresser Pump Company Retirement Account Plan. For purposes of this subparagraph, the "actuarial equivalent" shall be based on the mortality table specified in Section
                    1.02 and the New PBGC Rate specified in Section 10.04, and

           (iii) The actuarial equivalent of the company match amount payable from the Ingersoll-Dresser Pump Company Savings and Investment Plan. For purposes of this subparagraph, the "actuarial equivalent" shall be based on the mortality table specified in Section 1.02 and the New PBGC Rate specified in
                    Section 10.04.

        If benefits from this Plan are payable in other than the life only form, the above adjustments in the life only form shall be made before converting benefits from this Plan into such other form in accordance with Article V of this Plan.

        The Grandfather Benefit shall be vested in the manner prescribed in
        Section 4.05 for all other benefits payable from this Plan."